USALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

                        Supplement Dated October 22, 2002
                                     To the
                       Statement of Additional Information
                 Dated May 1, 2002, as supplemented June 25, 2002


This supplement updates certain information contained in the Statement of Additional Information ("SAI") and should be attached to the SAI and retained for future reference.

On August 30, 2002, shareholders of the USAZ Money Market Fund (the "Fund") approved (1) the implementation of a "Manager of Managers" structure for the Fund, which is described in the prospectus and on page 44 of the SAI and (2) the Assignment and Portfolio Management Agreement whereby USAllianz Advisers, LLC serves as the Fund's manager and Allianz of America, Inc. serves as the Fund's Specialist Manager. The SAI is therefore updated on pages 44-47 to reflect these changes.

On September 10, 2002 the Board of Trustees approved a novation of the Portfolio Management Agreement for the USAZ PIMCO Growth and Income Fund, USAZ PIMCO Renaissance Fund and the USAZ PIMCO Value Fund. PIMCO Equity Advisors, LLC will now manage the funds as the Specialist Manager, replacing Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.). The SAI is therefore updated on pages 45-47 to reflect this change.

On September 17, 2002 an order was received from the Securities and Exchange Commission, as described in the prospectus and on page 44 of the SAI, permitting the Trust and the Manager to operate under a "Manager of Managers" structure allowing the Manager to enter into and materially amend agreements with Specialist Managers without obtaining shareholder approval. The SAI is therefore updated on page 44 to reflect this change.

On page 4 in the paragraph labeled "Money Market Fund" the third sentence is revised as follows:

     Corporate debt securities (bonds, debentures, notes and other similar debt instruments) in which the Fund may invest have 397 days or less to maturity and are rated AA or better by S&P or Aa or better by Moody's, or comparable unrated securities based on the short-term ratings of the issuer.



                                                                   SAI-001-1002